UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/18/2010

FIRST CENTURY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-11671

WV	55-0628089
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 1559, Bluefield, WV 24701-1559
(Address of principal executive offices, including zip code)

304-325-8181
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)        On May 18, 2010, the Board of Directors of First Century Bankshares, Inc. (the "Company") approved the following amendments to the Company's Amended and Restated Bylaws (the "Bylaws"):

        *        Amendments to Section 3 of Article III of the Bylaws to revise the provisions relating to special meetings called by shareholders;

        *        The addition of new Articles XIII, XIV and XV relating to advance notice provisions requiring shareholders to give notice to the Company of director nominations or other business that those shareholders propose to bring before a meeting of shareholders.

                    The revisions to the Company's Bylaws require the approval of the Office of the Commission of Banking of West Virginia and will be effective for the 2012 Annual Meeting of Shareholders and any special meetings following the 2011 Annual Meeting of Shareholders. The adoption of these bylaw amendments will have no impact on the deadlines for the 2011 Annual Meeting of Shareholders.

                The following is a summary of the amendments to the Company's Bylaws:

Procedural Requirements for a Shareholder Requesting a Special Meeting

The amendments to Section 3 of Article II of the Bylaws outline the procedures for shareholder requests for a special meeting; the timing for delivery of the meeting notice by the Company; and the timing for convening of the meeting. In addition, the amendments set forth the information required to be provided to the Company when submitting the request. This required information is the same information that a shareholder would be required to submit with a proposal of business to be conducted at an annual meeting or at a special meeting that has already been scheduled by the Board of Directors. The amendments also clarify that while a shareholder may request that a special meeting be held to elect one or more directors, any shareholder nominations of individuals to be elected at a meeting of shareholders must be made under the new Article XIII of the Bylaws.

The West Virginia Code requires that the Company and not its shareholders provide the notice of meeting of shareholders. The revisions to Section 3 of Article II not only provide a deadline in which the Company must provide the notice of a special meeting to the shareholders when a special meeting is requested by a shareholder in accordance with Section 3 of Article II, but it also establishes the time period in which the Company must convene the meeting.

Procedural Requirements for Advance Notice of Shareholder Proposals and Nominations for Directors:

The Bylaw amendments require shareholders who wish to nominate a person for election to the Board of Directors or to bring other business before a meeting of shareholders (whether as a proposal in the Company's proxy statement or otherwise) to comply with certain procedures including the timing and content of the advance notice provisions.
Advance Notice of Director Nominations:

Under a new Article XIII of the Bylaws, shareholders of the Company may nominate persons for election to the Board of Directors of the Company at the annual meeting of shareholders or at a special meeting of shareholders that has been called for the purpose of electing one or more directors to the Board. To properly nominate a person for election as a director of the Company, the shareholder making the nomination must timely submit a written notice making the nomination to the Secretary of the Company. This advance notice for a director nomination at an annual meeting must be received by the Secretary of the Company not later than December 31st of the year preceding the annual meeting of shareholders.

If the shareholder nomination is for an election to be held at a special meeting, the advance notice of the nomination must be received by the Secretary of the Company (i) not earlier than 90 calendar days prior to the special meeting and (ii) not later than the close of business on the 10th day following the date on which notice of the special meeting was first given.

The advance notice of a nomination must contain, for each nominee:
*        the name, age, address (business and residence), and principal occupation or employment (at the time of the notice and for the preceding five (5) years) of such person;

*        any directorships (at the time of such notice and for the preceding five (5) years) of such person;

*        a description of any involvement in legal proceedings, as defined in Item 401(f) of Regulation S-K, for the past ten (10) years;

*        the number of shares of the corporation such person beneficially owns (as such term is defined by Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) and any other ownership interest in the shares of the Company, whether economic or otherwise; and

*        any other information relating to such person that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to Section 14(a) of the Exchange Act.

The advance notice must also contain the following information relating to the shareholder giving the notice:

*        the name and address of the shareholder proposing such nomination;

*        the class and number of shares of the Company which are beneficially owned by the shareholder and any other ownership interest in the shares of the Company, whether economic or otherwise;

*        any relationship between the shareholder and the proposed nominee;

*        a representation that the person sending the notice is a shareholder of record on the record date and shall remain such through the meeting date; and

*        a representation that such shareholder intends to appear in person or by proxy at such meeting to move the nomination set forth in the notice.

In addition, the Company may require the proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of the nominee to serve as a director of the Company.

The Secretary of the Company is required to determine whether a shareholders' notice of a proposed nomination of a director has been given in accordance with the requirements of proposed new Article XIII.

Advance Notice of Business (Other than Director Nominations) at Annual Meetings:

Under the new Article XIV of the Bylaws, business (other than director nominations) must be timely submitted by a notice in writing to the Secretary of the Company in order to be properly brought before an annual meeting by a shareholder. This advance notice must be received by the Secretary of the Company not later than December 31st of the year preceding the annual meeting of shareholders.

The advance notice must contain the following information:

*        with respect to each matter which the shareholder wishes to be considered at the meeting, a brief description of such business and the reasons for conducting such business at the meeting;

*        the name and address of the shareholder proposing the business;

*        the class and number of shares of stock of the Company owned beneficially by the proposing shareholder and any other ownership interest of such shareholder in the shares of the Company;

*        any material interest of the proposing shareholder in the proposed business;

*        a representation that the person sending the notice is a shareholder of record on the record date and will remain a shareholder through the meeting date; and

*        a representation that the proposing shareholder will be present at the meeting in person or by proxy to propose the business.

The Secretary of the Company is required to determine whether a shareholder's notice of business to be conducted at a meeting has been given in accordance with the requirements of the new Article XIV. In addition, the Chair of the meeting must determine and declare at the meeting whether each item of business was properly brought before the meeting in accordance with these advance notice provisions. If the Chair determines that the business was not properly brought before the meeting, the business cannot be conducted.

Compliance with Requirements of the Exchange Act regarding Shareholder Proposals:

The new Article XV clarifies that shareholders must still comply with all applicable requirements of the Exchange Act and accompanying regulations in connection with the making of director nominations and shareholder proposals.

In addition to the time frames set out above for providing advance notice, for any matters proposed to be presented by a shareholder in the Company's proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act, notice will be considered timely if it has been delivered within the time period specified in Rule 14a-8(e) under the Exchange Act; however, the shareholder proposing the matter must still provide the information in the notice as discussed above.   Rule 14a-8 of the Exchange Act provides that when calculating the deadline for a regularly scheduled annual meeting, the proposal must be received at the Company's principal executive office not less than 120 calendar days before the date that the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting. If the Company did not hold an annual meeting the previous year or if the date of the current year's annual meeting changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

The purposes of the advance notice provisions are to facilitate an orderly meeting and to ensure that shareholders receive relevant information about matters to be voted on at a meeting prior to that meeting.

The Bylaws of the Company, as amended, are filed as Exhibit 3(iii) to this report and the terms thereof are incorporated herein by reference.

Item 8.01.    Other Events

On May 18, 2010, the Board of Directors declared a cash dividend for the second quarter of 2010 of $0.15 per common share. Although this represents a 44.4% decrease over the 2009 second quarter total dividend of $0.27 per common share, this amount is consistent with the dividend paid for the previous two quarters. This dividend is payable June 30, 2010 to shareholders of record at the close of business on June 18, 2010.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CENTURY BANKSHARES, INC.

Date: May 24, 2010	By:	/s/ J. Ronald Hypes
J. Ronald Hypes
Treasurer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
EX-3.(ii).	AMENDED AND RESTATED BY-LAWS